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                                                                    EXHIBIT 10.3

                                   EXHIBIT D

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                                FIRST AMENDMENT

                                      TO

                           NON-COMPETITION AGREEMENT

                                     among

                          KELLSTROM INDUSTRIES, INC.,

                              KAV INVENTORY, LLC,

                 AVIATION SALES DISTRIBUTION SERVICES COMPANY,

                                      and

                            AVIATION SALES COMPANY



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                                           , 2002
                              ---------- --

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                 FIRST AMENDMENT TO NON-COMPETITION AGREEMENT

     This First Amendment to the Non-Competition Agreement (this "Amendment") is entered into as of __________ __, 2002 (the "Effective Date") among Kellstrom Industries, Inc., a Delaware corporation ("Kellstrom"), KAV Inventory, LLC, a Delaware limited liability company ("KAV"), Aviation Sales Company, a Delaware corporation ("AVS") and Aviation Sales Distribution Services Company, a Delaware corporation ("AVSDS").


                                   RECITALS

     Contemporaneous with the execution of this Amendment, Kellstrom, AVS and AVSDS have terminated that certain Cooperation Agreement dated as of December 1, 2000 (the "Cooperation Agreement") among such parties. Kellstrom, KAV, AVS and AVSDS desire to amend the terms of that certain Non-Competition Agreement dated as of December 1, 2000 (the "Agreement") among Kellstrom, KAV, AVS and AVSDS upon the terms and conditions set forth below. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.


                              TERMS OF AMENDMENT

     In consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1. The definition of "Cooperation Agreement" in Article I of the Agreement is hereby deleted in its entirety.

     2. All references to the term "Cooperation Agreement" contained in the Agreement are hereby deleted.

     3. The definition of "Permitted Activities" in the Agreement is hereby deleted in its entirety and replaced with the following definition:

          "Permitted Activities" means the following activities engaged in by the referenced entities:

          (a) The AVS Companies shall have the right, in their discretion, to maintain from time to time Exchange Pools at one or more Designated Locations which they may make available for exchange arrangements with their customers.

          (b) If any of the AVS Companies shall at any time acquire any Parts in connection with the performance of MRO Services and elect, in their discretion, to dispose of such Parts, then they shall have the right to dispose of such Parts, subject to a limitation of an aggregate sales price for such Parts of not more than $4,000,000 from and after ________ __, 2002 until the six month anniversary of such date.
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          (c)  AVS may continue to operate the business conducted by Aircraft
     Interior Design ("AID") in the same manner as such business is conducted by AID as of the date hereof, and may expand the scope of such business only so long as such expanded scope shall not in any way violate any terms of this Agreement, as amended.

          (d) Aerocell Structures, Inc. may exchange flight surface parts with its customers.

          (e) Timco Engine Center, Inc. may continue to (i) purchase run-out engines for the purpose of dismantling and supplying Parts for its repair of engines, and (ii) supply Parts to customers in connection with its repair of engines.

     4. Article I of the Agreement is hereby amended to add the following definitions:

          "AVS Companies" means AVS and each of its Subsidiaries and each of their respective successors and assigns.

          "Designated Locations" means (i) each location specified as a "Designated Location" on Schedule 1.1 hereto, and (ii) subject to any
                              ------------
     restrictions or requirements contained in the Kellstrom Credit Facility (as defined in the Asset Purchase Agreement) and the Senior Credit Facility (as defined in the Inventory Purchase Agreement), each other location to which Kellstrom hereafter consents upon written request of AVS Companies to designate as a Designated Location (which consent shall not be unreasonably withheld or delayed).

          "Exchange Pool" means a pool of Parts made available to the AVS Companies for use by them in exchange arrangements with third parties.

          "MRO Services" means services for the repair, maintenance or overhaul of Parts.

          "Part" means any aircraft engine, aircraft part and aircraft engine part, component or other item of property, and the Records therefor, including any aircraft engine, aircraft part or aircraft engine part, component or other item of property that is installed in or attached or affixed to any part in connection with its repair, maintenance, overhaul, modification, refurbishment, certification or otherwise.

          "Records" means, with respect to any Part, documentation and other records relating to the maintenance, repair, traceability and/or life limited status of the Parts, and any other documentation required to be maintained with respect to such Part by the Federal Aviation Act of 1958, as amended, and standard industry practices.

     5. Except as expressly amended hereby, all of the terms and conditions of the Agreement shall continue in full force and effect.

     6. This Amendment shall be governed by and construed in accordance with the laws of

                                       2
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the State of Florida applicable to contracts executed and to be wholly performed within such State. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.


                        [SIGNATURES ON FOLLOWING PAGE]

                                       3
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                       KELLSTROM INDUSTRIES, INC., a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                          Zivi R. Nedivi
                                          President and Chief Executive Officer

                                       KAV INVENTORY, LLC, a Delaware limited
                                       liability company

                                       By:
                                          --------------------------------------
                                          Zivi R. Nedivi, Manager


                                       By:
                                          --------------------------------------
                                          Oscar Torres, Manager


                                       By:
                                          --------------------------------------
                                          Roy T. Rimmer, Jr., Manager


                                       By:
                                          --------------------------------------
                                          Gil West, Manager

                                       AVIATION SALES COMPANY, a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                          Roy T. Rimmer, Jr.
                                          Chairman and Chief Executive Officer

                                       AVIATION SALES DISTRIBUTION SERVICES
                                       COMPANY, a Delaware corporation


                                       By:
                                          --------------------------------------
                                          Roy T. Rimmer, Jr.
                                          Chairman and Chief Executive Officer